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                                                                  Exhibit 99.(j)

         CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

         We hereby consent to the reference to our firm included in the prospectus and statement of additional information of TD Waterhouse Family of Funds, Inc. filed as part of Registration Statement No. 33-96132 and to the use of our opinion of counsel, incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-96132).

                                       Swidler Berlin Shereff Friedman, LLP

New York, New York
October 13, 1999